EXHIBIT 10.19

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement is entered into as of January 26, 2005, by and between Digital Insight Corporation, a Delaware corporation (“Borrower”), and City National Bank, a national banking association (“CNB”).

RECITALS

A. Borrower and CNB are parties to that certain Credit Agreement, dated as of October 25, 2002, as amended by that certain First Amendment to Credit Agreement dated as of October 31, 2003 and that certain Second Amendment to Credit Agreement dated as of October 29, 2004, (the Credit Agreement, as herein amended, hereinafter the “Credit Agreement”).

B. Borrower and CNB desire to supplement and amend the Credit Agreement as hereinafter set forth.

NOW, THEREFORE, the parties agree as follows:

1.	Definitions. Capitalized terms used in this Amendment without definition shall have the meanings set forth in the Credit Agreement.

2.	Amendments. The Credit Agreement is amended as follows:

2.1	Paragraph 5.2.1 is amended as follows: 60 days changed to 45 days.

2.2	Paragraph 5.2.2 is amended as follows: 120 days changed to 90 days

2.3	Paragraph 5.2.4 is replaced in its entirety as follows:

A Covenant Compliance Certificate concurrently with the reports required under Paragraphs 5.2.1 and 5.2.2.

3.	Existing Agreement. Except as expressly amended herein, the Credit Agreement shall remain in full force and effect, and in all other respects is affirmed.

4.	Conditions Precedent. This Amendment shall become effective upon the receipt by CNB of this Amendment duly executed by Borrower.

5.	Counterparts. This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

6.	Governing Law. This Amendment and the rights and obligations of the parties hereto shall be construed in accordance with, and governed by the laws of the State of California.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

“Borrower”	Digital Insight Corporation, a Delaware corporation

	By:	/s/ Tae J. Rhee
Name/Title: Tae J. Rhee, Secretary

“CNB”	City National Bank, a national banking association

	By:	/s/ Sajeda Simjee
Sajeda Simjee, Vice President

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